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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 18, 2003

                               FASTNET CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

       PENNSYLVANIA                  0-29255                  23-2767197
     ------------------------------------------------------------------------
     (State or other               (Commission            (IRS Employer
     jurisdiction of               File Number)           Identification No.)
     incorporation)

    TWO COURTNEY PLACE, SUITE 130, 3864 COURTNEY STREET, BETHLEHEM, PA 18017
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 266-6700
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

As previously disclosed, on June 10, 2003, FASTNET Corporation (the "Company") and on June 13, 2003, each of its subsidiaries (excluding the Company's wholly-owned subsidiary "DASLIC", a Delaware Holding Company) (FASTNET and such subsidiaries are sometimes referred to herein as the "Debtors") filed respective voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in Jointly Administered Case No. 03-23143 in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court").

On November 3, 2003, the Company announced that it had entered into an asset purchase agreement to sell substantially all of its assets, including its Broadband and Dial Up Internet Access, Co-location, and Managed Hosting business units, to US LEC Corp. for an estimated $6.8 million, which is subject to adjustment and includes the assumption of certain liabilities. The completion of the transaction is contingent on the satisfaction of a number of conditions, including certain requirements under the Bankruptcy Code and approval of the Bankruptcy Court. In connection with the proposed sale of assets to US LEC, on November 3, 2003, the Company filed with the Bankruptcy Court a motion to approve the asset purchase agreement, authorizing the sale of the assets free and clear of all liens and determining that such sale is exempt from certain taxes, which has been set for hearing on December 4, 2003, as well as a motion to approve the sale and auction procedures, notice procedures and the break-up fee provisions, which was heard by the Bankruptcy Court on November 13, 2003 and approved. Copies of such motions, along with a copy of the press release announcing the asset purchase agreement with US LEC Corp. were filed as exhibits to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2003. The transaction contemplated by the asset purchase agreement with US LEC Corp. is expected to be completed in December, 2003. Such transaction does not include assets associated with the Company's Web Development and Wireless Accounts businesses. The Company is currently in negotiations to sell such assets to two separate buyers. Subject to obtaining Bankruptcy Court approval, such transactions are also expected to be completed in December 2003. Following the consummation of the anticipated asset sales described above, the Company and its subsidiaries will not have any continuing operations. The proceeds from the transaction contemplated by the asset purchase agreement with US LEC and such additional asset sales would be distributed according to the priorities established under the Bankruptcy Code, unless otherwise agreed by the parties in interest and approved by the Bankruptcy Court. The Company believes there would not be any proceeds available for distribution to common stockholders resulting from these asset sales and subsequent liquidation of the Company and all of its subsidiaries.

Pursuant to the procedure prescribed in Staff Legal Bulletin No. 2, on November 18, 2003, the Company sought a no-action position from the Staff of the Securities and Exchange Commission that would permit the Company to file, under cover of a Current Report on Form 8-K, its periodic financial reports filed with the Bankruptcy Court, in lieu of its annual and quarterly reports under the Securities Exchange Act of 1934. To date, the Staff has not officially granted the request. Nonetheless, in conformity with its requests and the provisions of Staff Legal Bulletin No. 2, the Company files herewith as Exhibits 99.1, 99.2, and 99.3 its monthly operating reports for the period commencing July 1, 2003 and ended July 31, 2003, the period commencing August 1, 2003 and ended August 31, 2003, and the period commencing September 1, 2003 and ended September 30, 2003, respectively (collectively, the "Monthly Operating Reports"), which were filed with the Bankruptcy Court on November 18, 2003. The financial statements included in the Monthly Operating Reports reflect consolidated financial information for the Debtors. All significant intercompany balances and transactions have been eliminated in consolidation.

THE COMPANY CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORTS. THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE MONTHLY OPERATING REPORTS ARE LIMITED IN SCOPE, COVER LIMITED TIME PERIODS, AND ARE IN A FORMAT PRESCRIBED BY THE APPLICABLE BANKRUPTCY LAWS. THERE CAN BE NO ASSURANCE THAT THE OPERATING REPORTS ARE COMPLETE.

THIS REPORT CONTAINS COMMENTS OR INFORMATION THAT CONSTITUTE "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INHERENTLY INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE

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FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS IN THIS REPORT
INCLUDE, AMONG OTHERS, STATEMENTS RELATING TO THE TIMING OF THE TRANSACTIONS AND THE ANTICIPATED BENEFITS THEREOF. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE UNCERTAINTIES RELATED TO THE BANKRUPTCY PROCEEDINGS AND WHETHER THE COMPANY WILL BE SUCCESSFUL IN COMPLETING THE SALES, POSSIBLE OBJECTIONS TO THE TRANSACTIONS FROM PARTIES IN INTEREST IN THE COMPANY'S CHAPTER 11 PROCEEDINGS, ANY LOSS OF CUSTOMER OR VENDOR SUPPORT DURING THE CHAPTER 11 PROCEEDINGS, COMPETITION, AND ECONOMIC AND OTHER FACTORS SET FORTH IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, AS AMENDED, AND QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

          Exhibit No.    Description of Document
          -----------    -----------------------

             99.1 Monthly Operating Report for the Period July 1, 2003 to July 31, 2003.

             99.2 Monthly Operating Report for the Period August 1, 2003 to August 31, 2003.

             99.3 Monthly Operating Report for the Period September 1, 2003 to September 30, 2003.

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    FASTNET CORPORATION

                                                    By:  /s/ Ward G. Schultz
                                                         -----------------------
                                                         Ward G. Schultz
                                                         Chief Financial Officer

Dated:  November 18, 2003

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                                  EXHIBIT INDEX

Exhibit
Number       Document Description

99.1         Monthly Operating Report For The Period July 1, 2003 to July 31,
             2003.

99.2         Monthly Operating Report for the Period August 1, 2003 to August
             31, 2003.

99.3 Monthly Operating Report for the Period September 1, 2003 to September 30, 2003.